SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  December 11, 2001
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                          CASCADE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


        Washington                    0-25286               91-0167790
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  (State or other jurisdiction      (Commission      (IRS Employer Identi-
   of incorporation)                File Number)         fication Number)


                            2828 Colby Avenue
                        Everett, Washington  98201
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             (Address of principal executive offices/Zip Code)


     Registrant's telephone number, including area code:  (425) 339-5500
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ITEM 8.   CHANGE IN FISCAL YEAR

     Effective December 11, 2001, the Board of Directors of Cascade Financial Corporation (the "Company"), to align the Company's reporting periods with those of its commercial bank peers, has approved a change of the Company's fiscal year-end from June 30 to December 31. The Company will file a Form 10-K covering the transition period ending December 31, 2001, and will not file a Form 10-Q for the quarter ending December 31, 2001.


                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    December 14, 2001

                                     CASCADE FINANCIAL CORPORATION

                                     By:  /s/ Lars H. Johnson
                                     ------------------------
                                     Chief Financial Officer